Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche International Fund, Inc. of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Global Macro Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche International Fund, Inc. of our report dated December 20, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Emerging Markets Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche International Fund, Inc. of our report dated December 21, 2017, relating to the financial statements and financial highlights, which appears in Deutsche Latin America Equity Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2018

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche International Fund, Inc. of our report dated December 20, 2017, relating to the financial statements and financial highlights, which appears in Deutsche World Dividend Fund’s Annual Report on Form N-CSR for the year ended October 31, 2017. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

January 26, 2018